UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017 (November 30, 2017)

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on November 30, 2017, South State Corporation (the “Company”) completed the merger (the “Merger”) of Park Sterling Corporation (“Park Sterling”) with and into the Company, pursuant to the Agreement and Plan of Merger, dated as of April 26, 2017 (the “Merger Agreement”), by and between Park Sterling and the Company.

On December 1, 2017, the Company filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Merger.  This Amendment No. 1 amends Item 9.01 of the Original Report to present certain financial statements and certain pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.  Except for the foregoing this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited historical consolidated financial statements of Park Sterling as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The unaudited historical consolidated financial statements of Park Sterling as of and for the three and nine months ended September 30, 2017 and 2016 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The consent of Dixon Hughes Goodman LLP, Park Sterling’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(b)                                 Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Merger is filed as Exhibit 99.3 attached hereto and incorporated herein by reference:

•                  Unaudited pro forma condensed combined balance sheet as of September 30, 2017;

•                  Unaudited pro forma condensed combined statement of income for the year ended December 31, 2016; and

•                  Unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2017.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman LLP, independent registered public accounting firm.

99.1	Audited Historical Consolidated Financial Statements of Park Sterling Corporation as of December 31, 2016 and 2015 and for the Years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited Historical Consolidated Financial Statements of Park Sterling Corporation as of and for the Three and Nine Months Ended September 30, 2017 and 2016.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman LLP, independent registered public accounting firm.

99.1	Audited Historical Consolidated Financial Statements of Park Sterling Corporation as of December 31, 2016 and 2015 and for the Years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited Historical Consolidated Financial Statements of Park Sterling Corporation as of and for the Three and Nine Months Ended September 30, 2017 and 2016.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date:  February 9, 2018